    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 12, 2001
                                                      REGISTRATION NO. 333-53442
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ----------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                   TO FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                                ----------------
                              MILLENNIUM CELL INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
    DELAWARE                             8743                        22-3726792
 (State or Other Jurisdiction of   (Primary Standard Industrial     (I.R.S. Employer
 Incorporation or Organization)    Classification Code Number)    Identification Number)
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                              1 INDUSTRIAL WAY WEST
                           EATONTOWN, NEW JERSEY 07724
                                 (732) 542-4000
          (Address, including Zip Code, and Telephone Number, including
             Area Code, of Registrant's Principal Executive Offices)
                                ----------------
                                 STEPHEN S. TANG
                             CHIEF EXECUTIVE OFFICER
                              MILLENNIUM CELL INC.
                              1 INDUSTRIAL WAY WEST
                           EATONTOWN, NEW JERSEY 07724
                                 (732) 542-4000
            (Name, Address, including Zip Code, and Telephone Number,
                   including Area Code, of Agent for Service)
                                ----------------
                                   COPIES TO:
                              MALCOLM I. ROSS, ESQ.
                             MICHAEL S. NOVINS, ESQ.
                                BAKER & MCKENZIE
                                805 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 751-5700
                                ----------------

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: From time to time after the effective date of this registration statement.
         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. |_|
         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|__________
         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
|-|----------
         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
|-|----------
         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|

         The company's Registration Statement on Form S-1 (File No. 333-53422) covering 152,207 shares of common stock, par value $.001 per share (the "Common Stock"), was declared effective by the Securities and Exchange Commission on January 12, 2001.

         Based on the records of the company's transfer agent, the selling stockholders named in the Registration Statement sold 50,600 of the 152,207 shares of Common Stock registered. The company hereby deregisters the 101,607 shares of Common Stock remaining unsold under the Registration Statement.

         This Post-Effective Amendment No. 1 to the Registration Statement shall hereafter become effective in accordance with the provisions of Section 8(c) of the Securities Act of 1933, as amended.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Eatontown, state of New Jersey, on October 11, 2001.

                                          Millennium Cell  INC.

                                          By:   /s/ STEPHEN S. TANG
                                                -------------------
                                          Name:  Stephen S. Tang
                                          Title: Chief Executive Officer and
                                                    President

                                POWER OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities and on the dates indicated.

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

               SIGNATURE                                      TITLE                                     DATE
               ---------                                      -----                                     ----
                                                                                          October 11, 2001
            STEPHEN S. TANG               Chief Executive Officer, President and
       -----------------------
            Stephen S. Tang               Director (Principal Executive Officer)
                                                                                          October 11, 2001
        NORMAN R. HARPSTER, JR.           Chief Financial Officer (Principal Financial
       -----------------------
        Norman R. Harpster, Jr.           and Accounting Officer)
                                                                                          October 11, 2001

                   *
       -----------------------
           Steven C. Amendola             Director
                                                                                          October 11, 2001
                   *
       -----------------------
            G. Chris Andersen              Director

       -----------------------
            Kenneth R. Baker              Director

       -----------------------
            William H. Fike               Director

       -----------------------
          Alexander MacLachlan            Director
                                                                                          October 11, 2001
                   *
        -----------------------
             Zoltan Merszei               Director

        -----------------------
             H. David Ramm                Director
                                                                                          October 11, 2001
                   *
        -----------------------
           James L. Rawlings              Director

     *By:  STEPHEN S. TANG
           Stephen S. Tang as attorney-in-fact

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